UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2023, the board of directors (the “Board”) of Xenon Pharmaceuticals Inc. (the “Company”), upon recommendation from the nominating and corporate governance committee of the Board, appointed Dr. Gillian Cannon and Mr. Justin Gover as directors of the Company, effective as of August 8, 2023.

There are no transactions and no proposed transactions between either Dr. Cannon or Mr. Gover (or any member of their immediate families) and the Company (or its subsidiary) that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended, and there are no arrangements or understandings between either Dr. Cannon or Mr. Gover and any other person or entity pursuant to which Dr. Cannon and Mr. Gover were appointed as directors of the Company.

Dr. Cannon and Mr. Gover will participate in the Company's standard compensation plan for non-employee directors, including an initial stock option grant, which will be granted to Dr. Cannon and Mr. Gover on August 10, 2023. The standard compensation plan for non-employee directors is described in the section titled “Director Compensation” of the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 27, 2023.

Each of Dr. Cannon and Mr. Gover will also enter into the Company’s standard form of indemnification agreement for directors and executive officers.

Neither Dr. Cannon nor Mr. Gover will be named to any committees of the Board in connection with their appointments.

A press release announcing Dr. Cannon’s and Mr. Gover's appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Xenon Pharmaceuticals Inc. dated August 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: August 8, 2023	By:	/s/ Sherry Aulin
Sherry Aulin
Chief Financial Officer